SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                          Date of Report: May 23, 2006
                        (Date of earliest event reported)

                               VASOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                       0-18105                 11-2871434
(State or other                  (Commission              (IRS Employer
 jurisdiction of                  File Number)            Identification
 incorporation)                                              Number)


180 Linden Avenue, Westbury, New York                         11590
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number including area code        (516) 997-4600


                                 Not applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 4.01       Changes in Registrant?s Certifying Accountant.

     (a) At a meeting held on May 23, 2006, the Board of Directors of the Company, at the recommendation of its Audit Committee, approved the engagement of Miller Ellin & Company, LLP as its independent auditors for the fiscal year ended May 31, 2006, dismissing the firm of Grant Thornton LLP. Miller Ellin & Company, LLP accepted this engagement on May 23, 2006.

     The reports of Grant Thornton LLP on the Company?s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company?s financial statements for each of the two fiscal years ended May 31, 2004 and 2005, and in the subsequent interim periods, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the matter in their report.

     The Company has requested Grant Thornton LLP to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements which the Company will file as an exhibit in this form upon its receipt.

     (b) The Company has not had any discussions nor received any written opinion or oral advice from Miller Ellin & Company, LLP during the two most recent fiscal years and any subsequent interim period with respect to either the application of accounting principles to a specified transaction, either completed or proposed, or as to the type of audit opinion that might be rendered on the Company?s financial statements.


Item 9.01       Financial Statements and Exhibits

(c)     Exhibits

        16 - Letter from Grant Thornton LLP(*)
-----
(*) To be filed by amendment

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VASOMEDICAL, INC.


                                   By:  /s/ Thomas Glover
                                        -----------------------------------
                                        Thomas Glover
                                        President and Chief Executive Officer


Dated:   May 30, 2006